UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Event: April 11, 2001

                          Home Mortgage and Loan, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
         (State or other jurisdiction of incorporation or organization)


               0-31417                           88-0356047
               -------                           ----------
\       (Commission File Number)     (IRS Employer Identification Number)




                         c/o Sandra Jorgensen, President
          3809 South West Temple, Suite 1B, Salt Lake City, Utah 84101
          ------------------------------------------------------------
                    (Address of principal executive offices)

                                 (801) 994-0385
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 2 ACQUISITION OR DISPOSITION OF ASSETS

This Amendment to the 8-K filed by the Registrant on April 12, 2001 has the sole purpose of filing the Audited Financial Statements for the Registrant through the periods ended December 31, 2000 and 1999 by the Registrant's independent auditors, Jones Simkins LLP, Logan, Utah and to do so as required by Item 7
(a)(4). This information does not include prior information regarding Cybergate, Inc. information as this information was found to be of no material significance by the Auditors and management of the Company.


ITEM 7.           Financial Statements and Exhibits

The following exhibit is included:

    2.2 Audited Financial Statements as of December 31, 2000 and 1999, dated August 9, 2001 performed by Jones Simkins LLP the Registrant's independent auditors.

    23.1 Consent of Independent Public Accounts - Jones Simkins LLP, Registrant's independent auditors



Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Home Mortgage and Loan, Inc.

Signature                                        Date



By:  /s/ Sandra Jorgensen                February 28, 2002
   -------------------------
Name: Sandra Jorgensen
Title:   President

                          HOME MORTGAGE AND LOAN, INC.

                              FINANCIAL STATEMENTS

                           December 31, 2000 and 1999

                          HOME MORTGAGE AND LOAN, INC.

                                      INDEX



                                                                Page

Independent Auditors' Report                                    F-2

Balance Sheet                                                   F-3

Statements of Operations                                        F-4

Statements of Stockholders' Equity                              F-5

Statements of Cash Flows                                        F-6

Notes to Financial Statements                                   F-7

                          INDEPENDENT AUDITORS' REPORT



To the Stockholders' and
Board of Directors of
Home Mortgage and Loan, Inc.


We have audited the accompanying balance sheet of Home Mortgage and Loan, Inc. as of December 31, 2000 and 1999 and the related statements of operations, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Home Mortgage and Loan, Inc., as of December 31, 2000 and 1999 and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has incurred losses since inception and has not been able to generate positive cash flows from operations. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



JONES SIMKINS LLP
Logan, Utah
August 9, 2001

                          HOME MORTGAGE AND LOAN, INC.
                                 BALANCE SHEETS
                           December 31, 2000 and 1999

                                ASSETS                             2000               1999
                                ------                      -------------       -------------
Current assets:
     Cash                                                   $     3,291               11,859
     Accounts receivable, net                                    80,522                    -
                                                            -------------       -------------
               Total current assets                              83,813               11,859

Property and equipment, net                                     115,593              137,841
                                                            -------------       -------------
                                                            $   199,406              149,700
                                                            =============       =============

                 LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Accounts payable                                       $    28,259                    -
     Accrued expenses                                            27,913               14,492
                                                            -------------       -------------
               Total current liabilities                         56,172               14,492
                                                            -------------       -------------
Commitments and contingencies                                         -                    -

Stockholders' equity:
     Preferred stock, $.001 par value; 5,000,000 shares
       no shares issued or outstanding                                -                    -
     Common stock, $.001 par value; 20,000,000 shares
       authorized, issued and outstanding                        20,000               20,000
     Additional paid-in capital                                 545,491              299,640
     Accumulated deficit                                       (422,257)            (184,432)
                                                            -------------       -------------
               Total stockholders' equity                       143,234              135,208
                                                            -------------       -------------
                                                            $   199,406              149,700
                                                            =============       =============

                          HOME MORTGAGE AND LOAN, INC.
                            STATEMENTS OF OPERATIONS
                     Years Ended December 31, 2000 and 1999


                                                      2000              1999
                                               ----------------  -------------
Sales, net                                    $     213,832           502,065

Cost of sales                                       319,993           204,524
                                               ----------------  -------------
          Gross (loss) profit                      (106,161)          297,541

General and administrative expenses                 131,664           421,620
                                               ----------------  -------------
Net loss before income taxes                       (237,825)         (124,079)

Provision for income taxes                                -                 -
                                               ----------------  -------------
          Net loss                            $    (237,825)         (124,079)
                                               ===============   =============



Loss per common share - basic and diluted     $        (.01)             (.01)
                                               ===============   =============

Weighted average common shares -
basic and diluted                                20,000,000        20,000,000
                                               ===============   =============

                          HOME MORTGAGE AND LOAN, INC.
                          ----------------------------
                       STATEMENTS OF STOCKHOLDERS' EQUITY
                     Years Ended December 31, 2000 and 1999

                                   Preferred Stock             Common Stock              Additional
                             ------------------------   ----------------------------      Paid-in        Accumulated
                              Shares        Amount         Shares         Amount          Capital          Deficit         Total
                             ---------  -----------   -------------  -------------  ---------------  --------------   -------------
Balance at January 1, 1999          -    $        -    20,000,000     $    20,000   $       194,024   $    (60,353)   $    153,671


Contributed capital                 -             -               -             -           105,616              -         105,616


Net loss                            -             -               -             -                 -       (124,079)       (124,079)
                             ---------  -----------   -------------  -------------  ---------------  --------------   -------------

Balance at December 31, 1999        -             -    20,000,000          20,000           299,640       (184,432)        135,208

Contributed capital                 -             -            -                -           245,851              -         245,851


Net loss                            -             -            -                -                 -       (237,825)       (237,825)
                             ---------  -----------   -------------  -------------  ---------------  --------------   -------------

Balance at December 31, 2000        -   $         -    20,000,000     $    20,000   $       545,491   $   (422,257)   $    143,234
                             =========  ===========   =============  =============  ===============  ==============   =============

                          HOME MORTGAGE AND LOAN, INC.
                          ----------------------------
                            STATEMENTS OF CASH FLOWS
                     Years Ended December 31, 2000 and 1999

                                                                    2000                1999
Cash flows from operating activities:
    Net loss                                                    $     (237,825)           (124,079)
    Adjustments to reconcile net loss to net cash
       used in operating activities:
          Depreciation                                                  35,990              34,748
          Provision for losses on accounts receivable                   33,000                   -
          Increase in accounts receivable                             (113,522)                  -
          Increase in:
               Accounts payable                                         28,259                   -
               Accrued liabilities                                      13,421              14,492
                                                               ----------------       --------------
Net cash used in operating activities                                 (240,677)            (74,839)
                                                               ----------------       --------------
Cash flows from investing activities:
    Purchase of property and equipment                                 (13,742)            (18,918)
                                                               ----------------       --------------
Net cash used in investing activities                                  (13,742)            (18,918)
                                                               ----------------       --------------
Cash flows from financing activities:
Contributed capital                                                    245,851             105,616
                                                               ----------------       --------------
Net cash provided by financing activities                              245,851             105,616
                                                               ----------------       --------------
Net (decrease) increase in cash                                         (8,568)             11,859

Cash, beginning of year                                                 11,859                   -
                                                               ----------------       --------------
Cash, end of year                                               $        3,291               11,85
                                                               ================       ==============

                          HOME MORTGAGE AND LOAN, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 2000 and 1999


Note 1 - Organization and Summary of Significant Accounting Policies

Organization

Home Mortgage and Loan, Inc. (the Company) was organized under the laws of the State of Utah. The Company's operations consist of the sales of home mortgage loans and a home equity program.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents.

Concentration of Credit Risk

The Company maintains its cash in bank deposit accounts, which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents.

Financial instruments which potentially subject the Company to concentration of credit risk consist primarily of trade receivables. In the normal course of business, the Company provides credit terms to its customers. Accordingly, the Company performs ongoing credit evaluations of its customers and maintains allowances for possible losses which, when realized, have been within the range of management's expectations.

The Company's customer base consists primarily of individual homeowners. Although the Company is directly affected by the well being of the residential mortgage industry, management does not believe significant credit risk exists at December 31, 2000.

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the assets. Expenditures for maintenance and repairs are expensed when incurred and betterments are capitalized. Gains and losses on sale of property and equipment are reflected in operations.

Income Taxes

Deferred income taxes are provided in amounts sufficient to give effect to temporary differences between financial and tax reporting, principally related to net operating loss carryforwards.

Earnings Per Share

The computation of basic earnings per common share is based on the weighted average number of shares outstanding during the year.

                          HOME MORTGAGE AND LOAN, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 2000 and 1999


Note 1 - Organization and Summary of Significant Accounting Policies (continued)
--------------------------------------------------------------------

The computation of diluted earnings per common share is based on the weighted average number of shares outstanding during the year plus the common stock equivalents which would arise from the exercise of stock options and warrants outstanding using the treasury stock method and the average market price per share during the year. Common stock equivalents are not included in the diluted earnings per share calculation when their effect is antidilutive. The Company does not have any stock options or warrants outstanding at December 31, 2000 and 1999.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


Note 2 - Going Concern

As of December 31, 2000, the Company has incurred losses since inception and has not been able to generate positive cash flows from operations. These factors raise substantial doubt about the Company's ability to continue as a going concern.

Management intends to seek additional funding through business ventures. There can be no assurance that such funds will be available to the Company, or available on terms of acceptable to the Company.


Note 3 - Accounts Receivable

Accounts receivable consist of the following at December 31:
                                                     2000            1999
                                                 -----------      -----------

         Trade receivables                         113,522             -
         Allowance for doubtful accounts           (33,000)            -
                                                 ---------        -----------

                                                   $80,522             -

                          HOME MORTGAGE AND LOAN, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 2000 and 1999


Note 4 - Property and Equipment

Property and equipment consists of the following at December 31:
                                                       2000            1999
                                                   -----------      -----------

         Office furniture and fixtures          $       45,451           45,451
         Office equipment                              141,944          128,202
                                                   -----------      -----------

                                                       187,395          173,653
         Less accumulated depreciation                 (71,802)         (35,812)
                                                   -----------      -----------

                                                $      115,593          137,841
                                                   ===========      ===========

Note 5 - Income Taxes

The difference between income taxes at statutory rates and the amount presented in the financial statements is a result of the following for the years ended December 31:

                                                          2000        1999
                                                      -----------  -----------

Income tax benefit at statutory rate                  $    80,000       42,000
Change in valuation allowance                             (80,000)     (42,000)
                                                     ------------  -----------

                                                     $         -   $         -
                                                     ============  ===========

Deferred tax assets are as follows at December 31:

                                                          2000          1999
                                                     ------------  -----------

Net operating loss carryforwards                     $    143,000       63,000
Valuation allowance                                      (143,000)     (63,000)
                                                     ------------  -----------

                                                     $         -   $         -
                                                     ============  ===========

As of December 31, 2000, the Company has net operating loss carryforwards of approximately $422,000. The amount of net operating loss carry forward that can be used in any one year will be limited by significant changes in the ownership of the Company and by the applicable tax laws which are in effect at the time such carryforwards can be utilized.

                          HOME MORTGAGE AND LOAN, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 2000 and 1999


Note 5 - Income Taxes (continued)

A detail of the Company's net operating loss carryforwards are as follows at December 31, 2000:

                     Year                                          Year of
                   Generated                   Amount             Expiration

                      1998               $     60,000               2018
                      1999                    124,000               2019
                      2000                    238,000               2020
                                              -------

                                         $    422,000


Note 6 - Preferred Stock

The Company's preferred stock may have such rights, preferences and designations and may be issued in such series as determined by the Board of Directors. No shares are issued and outstanding at December 31, 2000 and 1999.


Note 7 - Supplemental Cash Flow Information

No amounts were paid for interest or income taxes during the years ended December 31, 2000 and 1999.


Note 8 - Commitments and Contingencies

The Company may become or is subject to investigations, claims or lawsuits ensuing out of the conduct of its business, including those related to environmental safety and health, commercial transactions etc. The Company is currently not aware of any such items, which it believes could have a material adverse affect on its financial position.


Note 9 - Recent Accounting Pronouncements

In July 2001, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (FAS) No. 141, "Business Combinations" and No. 142, "Goodwill and Other Intangible Assets." The statements eliminate the pooling-of-interests method of accounting for business combinations and require that goodwill and certain intangible assets not be amortized. Instead, these assets will be reviewed for impairment annually with any related losses recognized in earnings when incurred. The adoption of these statements is not expected to have a material effect on the company's financial position or results of operations.

                          HOME MORTGAGE AND LOAN, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 2000 and 1999

Note 9 - Recent Accounting Pronouncements (continued)

In June 2000, the FASB issued SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities, an amendment of SFAS No. 133" and in June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective date of FASB Statement No. 133." SFAS 138 and 133 establishes accounting and reporting standards for derivative instruments and requires recognition of all derivatives as assets or liabilities in the statement of financial position and measurement of those instruments at fair value. SFAS 133 is now effective for fiscal years beginning after June 15, 2000. The Company believes that the adoption of SFAS 138 and 133 will not have any material effect on the financial statements of the Company.

Note 10 - Subsequent Event

On April 11, 2001, the Company closed on a stock purchase agreement with Mortgage Financial Link.com, Inc. (MFL) (formerly Cybergate, Inc.). Terms of the agreement provide for MFL to acquire all of the issued and outstanding common stock of the Company from the sole shareholder in exchange for 16,500,000 shares of MFL common stock. The transaction will be accounted for as a recapitalization of MFL because the number of shares being issued (16,500,000) represents approximately eighty percent of the total issued and outstanding shares of MFL. Condensed pro-forma results of operations have not been presented as the operations of MFL are immaterial.